UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2015

COUNTY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	005-88541	39-1850431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 North Rapids Road Manitowoc, Wisconsin	54221
(Address of principal executive offices)	(Zip code)

                    (920) 686-9998

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On February 17, 2015, County Bancorp, Inc. declared a quarterly dividend of $0.04 per share of its common stock.  The dividend is payable on March 13, 2015 to shareholders of record on March 2, 2015.  A copy of the press release issued on February 18, 2015 announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated February 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 18, 2015

COUNTY BANCORP, INC.

By:  /s/ Mark A. Miller

Mark A. Miller

Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 18, 2015

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